Exhibit 99.2
Slide 1 © 2025 AeroVironment, Inc. 093024 THIRD QUARTER Fiscal Year 2025 March 4, 2025

Slide 2 © 2025 AeroVironment, Inc. 093024 Safe Harbor Statement THIRD QUARTER FISCAL YEAR 2025 Certain words in this presentation may contain "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “project,” “plan,” or words or phrases with similar meaning. Forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the impact of our ability to successfully close and integrate acquisitions into our operations and avoid disruptions from acquisition transactions that will harm our business; the recording of goodwill and other intangible assets as part of acquisitions that are subject to potential impairments in the future and any realization of such impairments; any actual or threatened disruptions to our relationships with our distributors, suppliers, customers and employees, including shortages in components for our products, including due to restrictions and sanctions imposed by foreign governments; the ability to timely and sufficiently integrate international operations into our ongoing business and compliance programs; reliance on sales to the U.S. government, including uncertainties in classification, pricing or potentially burdensome imposed terms for certain types of government contracts; availability of U.S. government funding for defense procurement and R&D programs; our ability to win U.S. and international government R&D and procurement programs, including foreign military financing aid; changes in the timing and/or amount of government spending, including due to continuing resolutions; adverse impacts of a U.S. government shutdown; our ability to consummate the acquisition of BlueHalo and realize the anticipated benefits of the transaction; our reliance on limited relationships to fund our development of HAPS UAS; our ability to execute contracts for anticipated sales, perform under such contracts and other existing contracts and obtain new contracts; risks related to our international business, including compliance with export control laws; the extensive and increasing regulatory requirements governing our contracts with the U.S. government and international customers; the consequences to our financial position, business and reputation that could result from failing to comply with such regulatory requirements; unexpected technical and marketing difficulties inherent in major research and product development efforts; the impact of potential security and cyber threats or the risk of unauthorized access to and resulting misuse of our, our customers’ and/or our suppliers’ information and systems; failure to remain a market innovator, to create new market opportunities or to expand into new markets; our ability to increase production capacity to support anticipated growth; unexpected changes in significant operating expenses, including components and raw materials; failure to develop new products or integrate new technology into current products; any increase in litigation activity or unfavorable results in legal proceedings, including pending class actions; or litigation that may arise from our pending acquisition of BlueHalo; our ability to respond and adapt to legal, regulatory and government budgetary changes; our ability to comply with the covenants in our loan documents; and our merger agreement with BlueHalo; our ability to attract and retain skilled employees, including retention of BlueHalo employees post-acquisition; the impact of inflation; and general economic and business conditions in the United States and elsewhere in the world; and the failure to establish and maintain effective internal control over financial reporting. For a further list and description of such risks and uncertainties, see the reports we file with the Securities and Exchange Commission. We do not intend, and undertake no obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise. For a further list and description of such risks and uncertainties, see the reports we file with the Securities and Exchange Commission. We do not intend, and undertake no obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Slide 3 © 2025 AeroVironment, Inc. 093024 Additional Information ADDITIONAL INFORMATION AND WHERE TO FIND IT This presentation references the proposed transaction between AeroVironment and BlueHalo. In connection with the proposed transaction, the Company has filed with the SEC a registration statement on Form S-4, which includes a proxy statement and a prospectus, to register the shares of the Company stock that will be issued to BlueHalo’s equity holders, which became effective February 12, 2025 and has been mailed to Company stockholders as of the applicable record date (the “Proxy and Registration Statement”), as well as other relevant documents regarding the proposed transaction. INVESTORS ARE URGED TO READ IN THEIR ENTIRETY THE PROXY AND REGISTRATION STATEMENT REGARDING THE TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. A free copy of the Proxy and Registration Statement, as well as other filings containing information about the Company, may be obtained at the SEC’s website (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from the Company at https://investor.avinc.com/. PARTICIPANTS IN THE SOLICITATION AeroVironment and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from its respective stockholders in respect of the proposed transactions contemplated by the Proxy and Registration Statement. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of AeroVironment in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy and Registration Statement when it is filed with the SEC. Information regarding AeroVironment’s directors and executive officers is contained in its Annual Report on Form 10-K for the year ended April 30, 2024 and its Proxy Statement on Schedule 14A, dated August 12, 2024, which are filed with the SEC. NO OFFER OR SOLICITATION This presentation is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Slide 4 © 2025 AeroVironment, Inc. 093024 Won key awards tied to long term strategic programs increasing backlog to a record $764 million Continued to make disciplined investments in strategy with expanded production capacity, new products, and M&A Unprecedented LA storms and fires impacted ability to meet third quarter targets Lowering guidance for FY25 given short-term challenges but remain on track for strong year and accelerating growth in FY26 Despite short-term challenges, company made significant progress on long term growth strategy Third Quarter Fiscal Year 2025 Key Messages SECOND QUARTER FISCAL YEAR 2025

THIRD QUARTER FISCAL YEAR 2025

Third Quarter Results

METRIC	Q3 FY25	YEAR-OVER-YEAR CHANGE	NOTES
Revenue	$167.6M	-10%	Overall decrease driven by decline in UxS revenues offset by increase in LMS revenues
GAAP Gross Margin	$63.2M	-6%	Lower due to a decrease in UxS revenue, partially offset by an increase in LMS revenue and margin.
Non-GAAP Adjusted EBITDA[1]	$21.8M	–24%	Lower due to an increase in sales and marketing and reduction in UxS margin partially offset by increased LMS and MW margin.
Non-GAAP EPS (diluted)[2]	$0.30	–52%	Lower than last year due to lower gross margins from UxS and higher operating expenses.
Funded Backlog	$763.5M[3]	+65%	Record backlog due to record Switchblade and J20 orders
Unfunded Backlog	$1,429.9M	+977%	Multiple Switchblade orders

[1] Q3 GAAP Net loss was -$1.8M. Refer to Adjusted EBITDA Reconciliation on Appendix C.
[2] Q3 GAAP EPS was a loss of $0.06 per diluted share. Refer to Reconciliation of Non-GAAP Earnings per Diluted Share on Appendix A
[3] The Department of the Army issued a stop-work order on certain existing U.S. government contracts, previously awarded to the Company for foreign military sales funded by the U.S. government via foreign military financing. As of January 25, 2025, funded backlog included approximately $13 million impacted by the stop-work orders.

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© 2025 AeroVironment, Inc.
AeroVironment PROCEED WITH CERTAINTY

Slide 6 © 2025 AeroVironment, Inc. 093024 Revenue Mix by Segment and Type QUARTERLY REVENUE BY SEGMENT QUARTERLY REVENUE BY TYPE 84% 84% 84% 80% 83% 16% 16% 16% 20% 17% 36% 38% 43% 39% 38% 0% 10% 20% 30% 40% 50% 60% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q3 FY24 Q4 FY24 Q1 FY25 Q2 FY25 Q3 FY25 Gross Margin Percentage Quarterly Revenue Product Revenue Service Revenue GAAP Gross Margin Q3 FY24 Q4 FY24 Q1 FY25 Q2 FY25 Q3 FY25 MW $15.6 $19.5 $17.5 $25.3 $19.9 LMS $57.7 $73.8 $52.0 $77.7 $83.9 UxS $113.3 $103.7 $120.0 $85.4 $63.8 $- $50.0 $100.0 $150.0 $200.0 $250.0 Revenue in millions MW LMS UxS $186.6 $189.5 $167.6 UxS: Uncrewed Systems | LMS: Loitering Munitions Systems | MW: MacCready Works $197.0 THIRD QUARTER FISCAL YEAR 2025 $188.5

Slide 7 © 2025 AeroVironment, Inc. 093024 Adjusted Profitability by Type and Non-GAAP EPS 38% 41% 48% 44% 44% 40% 38% 29% 28% 20% 38% 40% 45% 41% 40% 0% 10% 20% 30% 40% 50% 60% Q3 FY24 Q4 FY24 Q1 FY25 Q2 FY25 Q3 FY25 Adj Product Margin Adj Service Margin Total Adj Gross Margin 1 Q3 FY25 GAAP Product Margin of 42% and Service Margin of 16%. Refer to GAAP to NON-GAAP reconciliation on Appendix B. | 2 Refer to Reconciliation of Non-GAAP Diluted Earnings Per Share on Appendix A. $0.63 $0.30 $(0.20) $(0.10) $- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 Q3 FY24 Q3 FY25 NON-GAAP DILUTED EPS2 PERCENTAGE ADJUSTED GROSS MARGIN1 THIRD QUARTER FISCAL YEAR 2025

THIRD QUARTER FISCAL YEAR 2025

Narrowing Revenue, Adjusted EBITDA and Adjusted EPS Guidance: Fiscal 2025 Outlook

AS OF 3/4/2025	FY24 RESULTS	FY25 GUIDANCE	EXPECTED % CHANGE (TO MIDPOINT)
Revenue	$717 million	$780 million – $795 million	10%
Adjusted EBITDA	$128 million[1]	$135 million – $142 million[2]	8%
Non-GAAP Earnings per Share (diluted)	$2.99[3]	$2.92 – $3.13[2]	1%

We expect R&D Expenses between 12%-13% of Revenues and Adjusted Gross Margins[4] between 40% to 42% of Revenues in FY25. We expect Q4 FY25 Adjusted EBITDA to be significantly higher than the first three quarters.

[1] Refer to Adjusted EBITDA Reconciliation on Appendix C.

[2] This guidance does not include the forecasted financial results associated with the anticipated acquisition of BlueHalo or certain acquisition related expenses which are contingent upon the consummation of the acquisition. The Company cannot provide guidance for or reconciliation to GAAP net income or earnings per diluted share without unreasonable efforts due to the inherent difficulty of forecasting the timing and/or amount of the acquisition related expenses that have not yet occurred (and have been excluded from the adjusted measures). Acquisition related expenses for the fiscal year ending April 30, 2025, which are expected to be significant, will be materially impacted by the timing of the close of the acquisition and, amongst other factors, shareholder approval, required regulatory approvals, which are, in part, outside the control of the Company. As the Company cannot predict the amount or timing of acquisition related expenses with a reasonable degree of accuracy, the Company believes such reconciliation could imply a degree of precision that might be confusing or misleading to investors.

[3] Refer to Reconciliation of Fiscal Year 2024 Non-GAAP Diluted Earnings Per Share on Appendix D.

[4] We expected adjusted gross margins to be in the high 30 percent for the second half of fiscal year 2025. Adjusted gross margin is defined as gross margin before intangible amortization.

[5] We expect Ukraine related revenues to represent 17% of FY25 revenues and about 6% of Q4 FY25 revenues

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© 2025 AeroVironment, Inc.
AeroVironment PROCEED WITH CERTAINTY

Slide 9 © 2025 AeroVironment, Inc. 093024 Visibility for FY25 $189.5 $377.9 $545.5 $361.2 $317.3 $338.1 $224.4 52.4 99.0 16.3 17.5 29.9 41.1 29.4 0.9 $- $100 $200 $300 $400 $500 $600 $700 $800 $900 Q4 FY24 Q1 FY25 Q2 FY25 (as of 12/4/24) Q3 FY25 Revenue Anticipated this Fiscal Year from Unfunded Backlog Revenue Anticipated this Fiscal Year from Quarter-to-Date Bookings Revenue Anticipated this Fiscal Year from Funded Backlog Revenue Year-to-Date 1 Based on midpoint of guidance range of $790–$820 million 2 Based on midpoint of guidance range of $780–$795 million Revenue Guidance Range: $780 to $795 Million Company visibility (as of Mar. 4, 2024) supports revenue guidance range REVENUE (MILLIONS) 55% Visibility1 95% Visibility1 THIRD QUARTER FISCAL YEAR 2025 80% Visibility1 100% Visibility2

Slide 10 © 2025 AeroVironment, Inc. 093024

Slide 11 © 2025 AeroVironment, Inc. 093024 Three Months Ended January 25, 2024 Three Months Ended January 27, 2024 Earnings per diluted share $ (0.06) $ 0.50 Acquisition-related expenses 0.28 — Amortization of acquired intangible assets 0.13 0.16 Equity method and equity securities investments activity, net (0.05) (0.03) Earnings per diluted share as adjusted (Non-GAAP) $ 0.30 $ 0.63 APPENDIX A – PRESS RELEASE TABLE Reconciliation of Non-GAAP Earnings per Diluted Share (Unaudited) FINANCIAL TABLES

Slide 12 © 2025 AeroVironment, Inc. 093024 (in thousands) Fiscal 3rd Quarter FY2024 Fiscal 4th Quarter FY2024 Fiscal 1st Quarter FY2025 Fiscal 2nd Quarter FY2025 Fiscal 3rd Quarter FY2025 Products Gross Margin $ 56,437 $ 64,550 $ 73,985 $ 64,179 $ 58,752 Intangible Amortization $ 2,681 $ 2,637 $ 2,617 $ 2,623 $ 2,606 Adjusted Gross Margin $ 59,118 $ 67,187 $ 76,602 $ 66,802 $ 61,358 Adj. Prod GM% 37.9% 40.8% 48.0% 44.2% 43.9% Services Gross Margin $ 10,850 $ 11,084 $ 7,482 $ 9,459 $ 4,447 Intangible Amortization $ 1,356 $ 12,696 $ 1,097 $ 1,097 $ 1,097 Adjusted Gross Margin $ 12,206 $ 12,350 $ 8,579 $ 10,556 $ 5,544 Adj. Service GM% 39.8% 38.1% 28.6% 28.4% 19.9% APPENDIX B GAAP to Non-GAAP Reconciliation of Adjusted Gross Margin (Unaudited) FINANCIAL TABLES

Slide 13 © 2025 AeroVironment, Inc. 093024 (in thousands) Fiscal 3rd Quarter FY2024 Fiscal 4th Quarter FY2024 Full Fiscal Year FY2024 Fiscal 1st Quarter FY2025 Fiscal 2nd Quarter FY2025 Fiscal 3rd Quarter FY2025 Net Income (loss) from continued operations $ 13,885 6,047 59,607 $ 21,166 7,453 (1,754) Interest Expense / (Income), net 114 148 4,220 239 690 248 Tax provision / (benefit) 1,259 1,818 1,892 1,485 (221) (605) Depreciation and amortization 9,582 10,780 35,749 8,852 9,002 9,290 EBITDA (Non-GAAP) $ 24,840 15,157 101,528 $ 31,742 17,014 7,179 Cloud amortization 488 551 1,445 644 606 644 Stock-based compensation 4,181 4,644 17,069 4,536 5,601 5,381 Acquisition-related expenses (54) 383 2,095 — 3,684 10,015 Equity method and equity security investment activity (671) 1,412 5,618 256 (1,044) (1,454) Adjusted EBITDA (Non-GAAP) $ 28,784 22,147 127,754 $ 37,178 25,862 21,766 APPENDIX C Historical Non-GAAP Adjusted EBITDA Reconciliation (Unaudited) FINANCIAL TABLES

Slide 14 © 2025 AeroVironment, Inc. 093024 Fiscal Year Ended April 30, 2024 Earnings per diluted share $ 2.18 Acquisition-related expenses 0.06 Amortization of acquired intangible assets 0.54 Equity method and equity securities investments activity, net 0.21 Earnings per diluted share as adjusted (Non-GAAP) $ 2.99 APPENDIX D Reconciliation of Fiscal Year 2024 Non-GAAP Earnings per Diluted Share (Unaudited) FINANCIAL TABLES